Exhibit 99.3
(Unaudited Pro Forma Financial Statements)

Unaudited Pro Forma Financial Statements

On September 30, 2006, Turnaround Partners, Inc. (the “Company” or “Registrant”) entered into that certain Purchase Agreement (the “ Agreement”) with Kipling Holdings, Inc. (“Kipling”) and Timothy J. Connolly, an individual (the “ Selling Shareholder”, and together with the Registrant and Kipling, the “Parties”) and immediately prior to the Agreement, owner of one hundred percent (100%) of the total issued and outstanding capital stock of Kipling (the “Shares”). Pursuant to the Agreement, the Registrant purchased from the Selling Shareholder, and the Selling Shareholder sold to the Registrant, the Shares in exchange for (a) the assumption by the Registrant of all of the liabilities of the Company, (b) the Registrant expanding those certain Existing Anti-Dilution Rights (as such term is defined in the Agreement) held by the Selling Shareholder in the Registrant's Series B convertible preferred stock (the “ Series B Preferred”) post closing and (c) a nominal cash amount equal to the direct costs incurred by the Selling Shareholder in connection with the Agreement. In addition, and in a separate agreement with an individual, the Registrant issued an additional 2,000,000 shares in consideration of the individual’s surrender of his option, rights or other interests whatsoever to purchase any capital stock of Kipling Holdings, Inc. The Company has valued these 2,000,000 at $140,000.Mr. Connolly serves as CEO of the Registrant and therefore (i) the Registrant obtained a third party appraisal of Kipling which valued the required asset at Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) more than the liabilities assumed and (ii) the Registrant's other (disinterested) Board member and CFO reviewed and approved this affiliate transaction. Mr. Connolly received no profit from this affiliate transaction. The Agreement had been subject to the written consent of Highgate House Funds, Ltd. (“ Highgate”), which the Company and Highgate reduced to writing effective as of September 30, 2006.

The unaudited pro forma balance sheet combines the historical balance sheets of the Company and Kipling as if the transaction had taken place on September 30, 2006. The unaudited pro forma statements of operations for the year ended December 31, 2005 and for the nine month period ended September 30, 2006 combine the historical statements of operations of the Company and Kipling as if the transaction had taken place at the beginning of each reporting period. The historical financial information has been adjusted to give effect to pro forma events that are (i) directly attributable to the transaction and (ii) factually supportable. In addition, with respect to the statements of operations, the pro forma events must be expected to have a continuing impact on the combined results.

This information should be read in conjunction with (i) the accompanying notes to the unaudited pro forma financial statements, (ii) the Company’s separate historical audited financial statements as of and for the year ended December 31, 2005, included in its Annual Report on Form 10-KSB previously filed with the U.S. Securities and Exchange Commission ("SEC"), and (iii) the Company’s separate historical financial information as of and for the nine month period ended September 30, 2006, included in its Quarterly Report on Form 10-QSB previously filed with the SEC.

The unaudited pro forma financial information is presented for informational purposes only. The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the transaction been completed as of the date indicated. In addition, the unaudited pro forma financial information does not purport to project the future financial position or operating results of the Company after the transaction.

The pro forma adjustments are based on preliminary estimates, available information, and certain assumptions, all as more fully described in the notes to the unaudited pro forma financial statements, and may be revised as additional information becomes available.

TURNAROUND PARTNERS, INC.
Formerly known as Emerge Capital Corp
UNAUDITED PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2006

			Pro Forma Adjustments
	Turnaround Partners Inc.	Kipling Holdings, Inc.	Debit			Credit			Pro Forma Combined
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$780,149	$191,346	$-			$-			$971,495
Restricted cash	98,452	-							98,452
Notes and accounts receivable - less reserve of $160,189	541,555	1,800							543,355
Investment in marketable securities	421,449	-							421,449
Intercompany receivable	(24,749)	24,749							-
Due from affiliate	21,038	-							21,038
Prepaid expense and deferred financing costs	321,873	-							321,873
Total current assets	2,159,767	217,895							2,377,662

NONCURRENT ASSETS
Investment in real estate partnership and other investments	75,599	4,143,239							4,218,838
Unsecured note receivable	-	900,000							900,000
Deferred debenture costs	-	36,438							36,438
Fixed assets, net	75,817	-							75,817

TOTAL ASSETS	$2,311,183	$5,297,572							$7,608,755

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$370,611	$11,051				10,000	(a	)	$391,662
Convertible debentures--net of $254,126 discount	1,586,612	-							1,586,612
Notes payable	105,114	-							105,114
Unearned income	449,305	-							449,305
Series C Preferred stock including associated paid in capital; liquidation preference of $381,000, redeemable at $1,500 per share at Company option, cumulative dividends of $120 per share per year, non-voting, par value $.01, 1,000 shares authorized,

254 shares issued and outstanding	224,977	-							224,977
Derivative liability	490,103	3,948,061							4,438,164

Total current liabilities	3,226,722	3,959,112							7,195,834

Convertible debentures--net of $3,920,513 discount	325,044	4,285,961							4,611,005
Note payable	196,434	-							196,434
Accrued interest payable	29,753	355,763							385,516
Total liabilities	3,777,953	8,600,836							12,388,789

COMMITMENTS AND CONTINGENCIES	-

SHAREHOLDERS' DEFICIT
Preferred Stock, par value $.01, 2,000,000 shares authorized:
Series A Convertible Preferred Stock, noncumulative, $.01 par value;
400,000 shares authorized; none issued	-								-
Series B Convertible Preferred Stock, $.01 par value; 100,000 shares authorized; 6,666 shares issued and outstanding;no liquidation or redemption value	67								67
Series D Convertible Preferred Stock, 100,000 shares authorized;
93,334 shares issued and outstanding; no liquidation or redemption value	933								933
Common stock, $.001 par value; 900,000,000 shares authorized; 27,635,816 shares issued and outstanding	27,636	1,000	1,000	(a	)				27,636
Additional paid-in capital	583,741	9,000	9,000	(a	)	140,000	(b	)	723,741
Retained deficit	(2,079,147)	(3,313,264)	3,313,264	(c	)	3,313,264	(c	)	(5,532,411)
	-	-	140,000	(b	)				-
Total shareholders' deficit	(1,466,770)	(3,303,264)							(4,780,034)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$2,311,183	$5,297,572							$7,608,755

See Notes to the Unaudited Pro Forma Financial Statements

TURNAROUND PARTNERS, INC.
Formerly known as Emerge Capital Corp
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

			Pro Forma Adjustments
	Turnaround Partners, Inc.	Kipling Holdings, Inc.	Debit			Credit	Pro Forma Combined

REVENUE
Discount income	$153,108	$-	$-			$-	$153,108
Consulting revenue	183,000	-					183,000
Marketable securities gain	80,600	-					80,600
Fee income	174,900	-					174,900

TOTAL REVENUE	591,608	-					591,608

OPERATING EXPENSES
Salaries and benefits	516,496	13,450					529,946
Advertising	58,622	-					58,622
Business development, travel, and entertainment	134,465	6,478					140,943
Rent	71,819	-					71,819
Depreciation and amortization	20,232	-					20,232
Professional fees	366,754	12,831					379,585
Bad debt	78,787	-					78,787
General and administrative, other	99,548	294					99,842

Total expenses	1,346,723	33,053					1,379,776

OPERATING LOSS	(755,115)	(33,053)					(788,168)

OTHER (INCOME) EXPENSE

Interest expense	192,543	61,869					254,412
Interest expense - derivatives	232,423	-					232,423
Other expense	43,014	500					43,514
Other income	(24,657)	-					(24,657)
Net change in fair value of derivative liability	108,357	16,477					124,834
Debt modification gain	(392,017)	-					(392,017)
Interest income	(36,909)	(2,216)					(39,125)
Recovery of bad debts	(169,456)	-					(169,456)
Gain on sale of property	(28,625)	-					(28,625)
Merger expense	3,434,943	-	140,000	(b	)		3,574,943
Interest income from investment in partnership	-	(2,139)					(2,139)

Total other expense	3,359,616	74,491					3,574,107

LOSS BEFORE TAX	(4,114,731)	(107,544)					(4,362,275)

Current income tax benefit	50,570	-					50,570

NET LOSS FROM CONTINUING OPERATIONS	(4,064,161)	(107,544)					(4,311,705)

Loss from discontinued operations	(157,082)	-					(157,082)

NET LOSS	(4,221,243)	(107,544)					(4,468,787)

Preferred dividends paid	(60,196)	(1,000)					(61,196)

LOSS APPLICABLE TO COMMON SHARES	$(4,281,439)	$(108,544)					$(4,529,983)

Basic and diluted loss per share:
Loss from continuing operations	$(0.20)						$(0.22)
Loss from discontinued operations	(0.01)						(0.01)
	$(0.21)						$(0.22)

Weighted average common shares outstanding -
basic and diluted	20,863,605						20,863,605

See Notes to the Unaudited Pro Forma Financial Statements

TURNAROUND PARTNERS, INC.
Formerly known as Emerge Capital Corp
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

			Pro Forma Adjustments
	Turnaround Partners, Inc.	Kipling Holdings, Inc.	Debit			Credit			Pro Forma Combined

REVENUE
Discount income	$10,425	$-	$-			$-			$10,425
Consulting revenue	666,194	-							666,194
Marketable securities gain	228,111	-							228,111
Fee income	168,800	-							168,800

TOTAL REVENUE	1,073,530	-							$1,073,530

OPERATING EXPENSES
General and administrative (includes $3,000 from
parent company	1,794,610	167,798	3,000	(d	)	(3,000)	(d	)	1,962,408

OPERATING LOSS	(721,080)	(167,798)							(888,878)

OTHER (INCOME) EXPENSE

Interest expense	-	632,385							632,385
Interest expense - Prefered Series C stock	20,451	-							20,451
Net loss on investment in partnership	-	101,075							101,075
Other income, net	(58,498)	-							(58,498)
Net change in fair value of derivative liability	(177,962)	2,276,554							2,098,592
Debt extinguishment	(94,365)	-							(94,365)
Interest income	-	(27,592)							(27,592)
Net premium on redemption of preferred stock	-	49,500							49,500
Gain on sale of subsidiary	(3,042,406)	-							(3,042,406)
Merger expense	-	-	140,000	(b	)				140,000

Total other (income) expense	(3,352,780)	3,031,922							(180,858)

INCOME (LOSS) FROM CONTINUING OPERATIONS	2,631,700	(3,199,720)							(708,020)

Loss from discontinued operations	(4,687)	-							(4,687)

NET INCOME (LOSS)	2,627,013	(3,199,720)							(712,707)

Preferred dividends paid	4,554	5,000							9,554

INCOME (LOSS) APPLICABLE TO COMMON SHARES	$2,631,567	$(3,204,720)							$(722,261)

Basic and diluted income (loss) per share:
Income (loss) from continuing operations	$0.11								$(0.03)
Income (loss) from discontinued operations	-								(0.00)
	$0.11								$(0.03)

Weighted average common shares outstanding -
basic and diluted	24,650,010								24,650,010

Notes to the Unaudited Pro Forma Financial Statements

(a) To record payment due the shareholder of Kipling Holdings, Inc.

(b) To record merger costs resulting from issuance of stock for the acqusition of Kipling Holdings, Inc.

(c) To eliminate the retained deficit of Kipling Holdings, Inc. and to record the deemed distibution to the shareholder of Kipling Holdings, Inc.

(d) Elimination of general and administrative expenses paid by Turnaround Partners, Inc. and allocated to Kipling Holdings, Inc.